EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K (the “Report”) of ARC Wireless Solutions, Inc. (the “Company”) for the year ended December 31, 2008, each of the undersigned Jason T. Young, the Chief Executive Officer of the Company, and Monty R. Lamirato, Acting Principal Financial Officer of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of each of the undersigned’s knowledge and belief:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 30, 2009	/s/ Jason T. Young
Jason T. Young
Principal Executive Officer

Dated: March 30, 2009	/s/ Monty R. Lamirato
Monty R. Lamirato
Acting Principal Financial Officer